As filed with the Securities and Exchange Commission on April 22, 1997.


                                                        Registration No. 2-98409
                                                                        811-4325
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 21                    X
                                                                           -
                                     and/or


               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                                 Amendment No. 21                          X
                                                                           -
                                   ----------


                        FIRST INVESTORS LIFE SERIES FUND
               (Exact name of Registrant as specified in charter)

                               Ms. Concetta Durso
                          Secretary and Vice President
                        First Investors Life Series Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement


It is proposed that this filing will become effective on April 30, 1997 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of beneficial interest, no par value, under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ending December 31, 1996 on February 27, 1997.

                        FIRST INVESTORS LIFE SERIES FUND

                              CROSS-REFERENCE SHEET

N-1A Item No.                                     Location
-------------                                     --------

PART A:  PROSPECTUS

 1.  Cover Page...............................    Cover Page
 2.  Synopsis.................................    Not Applicable
 3.  Condensed Financial Information..........    Financial Highlights
 4.  General Description of Registrant........    Investment Objectives and
                                                  Policies; General Information
 5.  Management of the Fund...................    Management
 5A.     Management's Discussion of
          Fund Performance....................
 6.  Capital Stock and Other Securities.......    Dividends and Other
                                                  Distributions; Taxes;
                                                  Determination of Net Asset
                                                  Value
 7.  Purchase of Securities Being Offered.....    How to Buy Shares
 8.  Redemption or Repurchase.................    How to Redeem Shares
 9.  Pending Legal Proceedings................    Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page...............................    Cover Page
11.  Table of Contents........................    Table of Contents
12.  General Information and History..........    General Information
13.  Investment Objectives and Policies.......    Investment Policies;
                                                  Investment Restrictions
14.  Management of the Fund...................    Trustees and Officers
15.  Control Persons and Principal
     Holders of Securities....................    Not Applicable
16.  Investment Advisory and Other Services...    Management
17.  Brokerage Allocation.....................    Allocation of Portfolio
                                                  Brokerage
18.  Capital Stock and Other Securities.......    Determination of Net Asset
                                                  Value
19.  Purchase, Redemption and Pricing
     of Securities Being Offered..............    Determination of Net Asset
                                                  Value
20.  Tax Status...............................    Taxes
21.  Underwriters.............................    Not Applicable
22.  Performance Data.........................    Performance Information
23.  Financial Statements.....................    Financial Statements; Report
                                                  of Independent Accountants

PART C:  OTHER INFORMATION


Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

FIRST INVESTORS LIFE SERIES FUND

95 Wall Street, New York, New York 10005/(212) 858-8200

         This is a Prospectus for FIRST INVESTORS LIFE SERIES FUND ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers eleven separate investment series, each of which has different investment objectives and policies: FIRST INVESTORS LIFE BLUE CHIP FUND ("BLUE CHIP FUND"), FIRST INVESTORS LIFE CASH MANAGEMENT FUND ("CASH MANAGEMENT FUND"), FIRST INVESTORS LIFE DISCOVERY FUND ("DISCOVERY FUND"), FIRST INVESTORS LIFE GOVERNMENT FUND ("GOVERNMENT FUND"), FIRST INVESTORS LIFE GROWTH FUND ("GROWTH FUND"), FIRST INVESTORS LIFE HIGH YIELD FUND ("HIGH YIELD FUND"), FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND ("INTERNATIONAL SECURITIES FUND"), FIRST INVESTORS LIFE INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND ("TARGET MATURITY 2007 FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND ("TARGET MATURITY 2010 FUND") and FIRST INVESTORS LIFE UTILITIES INCOME FUND ("UTILITIES INCOME FUND") (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

         Investments in a Fund are only available through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in a Fund are used to fund benefits under the Policies and Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C.

         AN INVESTMENT IN LIFE SERIES FUND, INCLUDING CASH MANAGEMENT FUND, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS BY THE HIGH YIELD FUND IN HIGH-YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE THAT WOULD RESULT FROM INVESTMENT IN HIGHER-RATED SECURITIES. SEE "HIGH YIELD SECURITIES--RISK FACTORS."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1997

         The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:


         BLUE CHIP FUND. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.


         CASH MANAGEMENT FUND. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

         DISCOVERY FUND. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

         GOVERNMENT FUND. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

         GROWTH FUND. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

         HIGH YIELD FUND. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities"). Investments in High Yield Securities may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors."

         INTERNATIONAL SECURITIES FUND. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

         INVESTMENT GRADE FUND. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.


         TARGET MATURITY 2007 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2007.

         TARGET MATURITY 2010 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2010.

         TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND each will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

         AS A RESULT OF THE VOLATILE NATURE OF THE MARKET FOR ZERO COUPON SECURITIES, THE VALUE OF SHARES OF TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND PRIOR TO EACH FUND'S MATURITY MAY FLUCTUATE SIGNIFICANTLY. THUS, TO ACHIEVE A PREDICTABLE RETURN, INVESTORS SHOULD HOLD THEIR INVESTMENTS IN EITHER OF THESE TWO FUNDS UNTIL THE FUND LIQUIDATES SINCE THE FUND'S VALUE CHANGES DAILY WITH MARKET CONDITIONS. ACCORDINGLY, ANY INVESTOR WHO REDEEMS HIS OR HER SHARES PRIOR TO A FUND'S MATURITY IS LIKELY TO ACHIEVE A DIFFERENT INVESTMENT RESULT THAN THE RETURN THAT WAS PREDICTED ON THE DATE THE INVESTMENT WAS MADE, AND MAY EVEN SUFFER A SIGNIFICANT LOSS.

         UTILITIES INCOME FUND. The primary investment objective of the Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

         There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

         Life Series Fund offers shares of each Fund to insurance company separate accounts that fund Policies and Contracts. Due to differences in tax treatment or other considerations, the interests of various Contract owners and Policy owners might at some point be in conflict. Life Series Fund currently does not foresee any such conflict. If such a conflict were to occur, one or more Policies or Contracts offered by First Investors Life might be required to withdraw its investments in one or more Funds. This might force a Fund to sell securities at disadvantageous prices.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------


BLUE CHIP
3/8/90* to 12/31/90  . .    $ 10.00        $ .07        $ (.02)       $   .05       $  --       $  --      $  --
1991 . . . . . . . . . .      10.05          .12          2.50           2.62         .05          --        .05
1992 . . . . . . . . . .      12.62          .16           .67            .83         .21          --        .21
1993 . . . . . . . . . .      13.24          .15           .97           1.12         .15          --        .15
1994 . . . . . . . . . .      14.21          .18          (.39)         (.21)         .08         .17        .25
1995   . . . . . . . . .      13.75          .26          4.11           4.37         .19         .95       1.14
1996 . . . . . . . . . .      16.98          .22          3.31           3.53         .25         .49        .74

CASH MANAGEMENT **
1988 . . . . . . . . . .       1.00         .048             --          .048        .048          --       .048
1989 . . . . . . . . . .       1.00         .075             --          .075        .075          --       .075
1990 . . . . . . . . . .       1.00         .072             --          .072        .072          --       .072
1991 . . . . . . . . . .       1.00         .054             --          .054        .054          --       .054
1992 . . . . . . . . . .       1.00         .029             --          .029        .029          --       .029
1993 . . . . . . . . . .       1.00         .027             --          .027        .027          --       .027
1994 . . . . . . . . . .       1.00         .037             --          .037        .037          --       .037
1995 . . . . . . . . . .       1.00         .054             --          .054        .054          --       .054
1996 . . . . . . . . . .       1.00         .049             --          .049        .049          --       .049

DISCOVERY
1988 . . . . . . . . . .      10.02          .26           .10            .36          --          --         --
1989 . . . . . . . . . .      10.38          .19          2.19           2.38         .27         .09        .36
1990 . . . . . . . . . .      12.40          .14          (.78)         (.64)         .15         .90       1.05
1991 . . . . . . . . . .      10.71          .07          5.42           5.49         .18          --        .18
1992 . . . . . . . . . .      16.02           --          2.51           2.51         .03         .15        .18
1993 . . . . . . . . . .      18.35           --          3.92           3.92          --         .91        .91
1994 . . . . . . . . . .      21.36          .06          (.62)         (.56)          --         .94        .94
1995 . . . . . . . . . .      19.86          .11          4.62           4.73         .06        1.26       1.32
1996 . . . . . . . . . .      23.27          .13          2.66           2.79         .11         .89       1.00


*     Commencement of operations
**    Adjusted to reflect ten-for-one stock split on May 1, 1991.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance +++ figures. Average commission rate (per share of security) as required by amended disclosure requirements effective for
(a)   fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------


     $10.05        .61(a)      $   3,656          --      2.95(a)      1.92(a)     1.03(a)      15          $  N/A
      12.62      26.17            13,142        1.00      1.88         1.55        1.34         21             N/A
      13.24       6.67            23,765         .79      1.66          .86        1.60         40             N/A
      14.21       8.51            34,030         .88      1.27          N/A         N/A         37             N/A
      13.75      (1.45)           41,424         .88      1.49          N/A         N/A         82             N/A
      16.98      34.00            66,900         .86      1.91          N/A         N/A         26             N/A
      19.77      21.52           100,078         .84      1.39          N/A         N/A         45           .0692


       1.00       4.94                33          --      4.99         7.68       (2.69)       N/A             N/A
       1.00       7.79             2,210          --      7.84         1.35        6.49        N/A             N/A
       1.00       7.49             8,203         .39      6.90         1.15        6.15        N/A             N/A
       1.00       5.71             9,719         .57      5.39          .93        5.03        N/A             N/A
       1.00       3.02             8,341         .79      2.99          .98        2.81        N/A             N/A
       1.00       2.70             4,243         .60      2.67         1.05        2.22        N/A             N/A
       1.00       3.77             3,929         .60      3.69         1.04        3.25        N/A             N/A
       1.00       5.51             4,162         .60      5.36         1.10        4.87        N/A             N/A
       1.00       5.00             4,297         .60      4.89         1.11        4.38        N/A             N/A


      10.38       3.59               125         --       3.80         3.10         .70        158             N/A
      12.40      23.62               283         --       2.43         4.78       (2.35)       231             N/A
      10.71      (5.47)              960         --       2.97         2.68         .28        104             N/A
      16.02      51.73             4,661         .70       .48         1.49        (.31)        93             N/A
      18.35      15.74            10,527         .91       .02         1.05        (.12)        91             N/A
      21.36      22.20            21,221         .87      (.03)         N/A         N/A         69             N/A
      19.86      (2.53)           30,244         .88       .36          N/A         N/A         53             N/A
      23.27      25.23            50,900         .87       .63          N/A         N/A         78             N/A
      25.06      12.48            70,899         .85       .63          N/A         N/A         98           .0689



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

GOVERNMENT
1/7/92* to 12/31/92  . .     $10.00      $   .47       $   .51        $   .98     $   .33       $  --    $   .33
1993 . . . . . . . . . .      10.65          .64           .02            .66         .70         .19        .89
1994 . . . . . . . . . .      10.42          .79         (1.21)          (.42)        .25         .05        .30
1995   . . . . . . . . .       9.70          .66           .78           1.44         .62          --        .62
1996 . . . . . . . . . .      10.52          .68          (.33)           .35         .68          --        .68

GROWTH
1988 . . . . . . . . . .      10.02          .26           .51            .77          --          --         --
1989 . . . . . . . . . .      10.79          .02          2.51           2.53         .18         .12        .30
1990 . . . . . . . . . .      13.02          .16          (.55)          (.39)        .06          --        .06
1991 . . . . . . . . . .      12.57          .17          4.15           4.32         .18          --        .18
1992 . . . . . . . . . .      16.71          .08          1.41           1.49         .18        1.38       1.56
1993 . . . . . . . . . .      16.64          .07           .93           1.00         .09         .10        .19
1994 . . . . . . . . . .      17.45          .09          (.60)          (.51)         --         .21        .21
1995 . . . . . . . . . .      16.73          .18          3.94           4.12         .09         .29        .38
1996 . . . . . . . . . .      20.47          .18          4.68           4.86         .18         .59        .77

HIGH YIELD
1988 . . . . . . . . . .      10.00          .74           .82           1.56          --          --         --
1989 . . . . . . . . . .      11.56          .74          (.92)          (.18)        .56         .11        .67
1990 . . . . . . . . . .      10.71         1.08         (1.79)          (.71)        .83          --        .83
1991 . . . . . . . . . .       9.17         1.16          1.66           2.82        1.18          --       1.18
1992 . . . . . . . . . .      10.81         1.11           .21           1.32        1.69          --       1.69
1993 . . . . . . . . . .      10.44          .96           .88           1.84        1.12          --       1.12
1994 . . . . . . . . . .      11.16          .87         (1.14)          (.27)        .31          --        .31
1995 . . . . . . . . . .      10.58         1.00           .95           1.95         .96          --        .96
1996 . . . . . . . . . .      10.57         1.02           .35           1.37        1.01          --       1.01

*     Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
++    December 31, 1996.
+++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.
(a) Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------

     $10.65      9.95(a)       $   5,064         .03(a)   6.64(a)     .89(a)     5.79(a)        301          $  N/A
      10.42      6.35              8,234         .35      6.60        .84        6.11           525             N/A
       9.70     (4.10)             7,878         .35      6.74        .90        6.19           457             N/A
      10.52     15.63              9,500         .40      6.79        .93        6.26           198             N/A
      10.19      3.59              9,024         .60      6.75        .94        6.41           199             N/A


      10.79      7.68                 38         --       3.20       8.70       (5.50)           31             N/A
      13.02     24.00                570         --       2.91       5.21       (2.30)           24             N/A
      12.57     (2.99)             2,366         --       3.03       1.64        1.40            28             N/A
      16.71     34.68              7,743         .69      1.21       1.34         .55           148             N/A
      16.64      9.78             16,385         .76       .75       1.20         .30            45             N/A
      17.45      6.00             25,658         .91       .43        N/A         N/A            51             N/A
      16.73     (2.87)            32,797         .90       .60        N/A         N/A            40             N/A
      20.47     25.12             51,171         .88      1.11        N/A         N/A            64             N/A
      24.56     24.45             78,806         .85       .92        N/A         N/A            49           .0485


      11.56     15.60              4,565         --      13.22       1.32       11.90            46             N/A
      10.71     (1.76)            14,354         --      12.05        .88       11.17            22             N/A
       9.71     (5.77)            18,331         --      13.21        .91       12.30            35             N/A
      10.81     33.96             23,634         .53     11.95        .89       11.60            40             N/A
      10.44     13.15             24,540         .91     10.48        .96       10.43            84             N/A
      11.16     18.16             30,593         .91      9.49        N/A         N/A            96             N/A
      10.58     (1.56)            32,285         .88      9.43        N/A         N/A            50             N/A
      11.57     19.82             41,894         .87      9.86        N/A         N/A            57             N/A
      11.93     12.56             49,474         .85      9.43        N/A         N/A            34             N/A



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES
4/16/90* to 12/31/90  . .    $10.00       $  .03       $   .34        $   .37       $  --       $  --      $  --
1991 . . . . . . . . . .      10.37          .09          1.49           1.58         .03         .05        .08
1992 . . . . . . . . . .      11.87          .15          (.28)         (.13)         .15         .22        .37
1993 . . . . . . . . . .      11.37          .10          2.41           2.51         .14          --        .14
1994 . . . . . . . . . .      13.74          .14          (.32)         (.18)         .05          --        .05
1995   . . . . . . . . .      13.51          .19          2.25           2.44         .12         .25        .37
1996 . . . . . . . . . .      15.58          .18          2.12           2.30         .19         .50        .69

INVESTMENT GRADE
1/7/92* to 12/31/92   . .     10.00          .43           .44            .87         .34          --        .34
1993 . . . . . . . . . .      10.53          .65           .49           1.14         .71         .01        .72
1994 . . . . . . . . . .      10.95          .67         (1.06)         (.39)         .16         .09        .25
1995 . . . . . . . . . .      10.31          .67          1.28           1.95         .53          --        .53
1996 . . . . . . . . . .      11.73          .72          (.42)           .30         .67          --        .67

TARGET MATURITY 2007
4/26/95* to 12/31/95  . .     10.00          .26          2.00           2.26          --          --         --
1996 . . . . . . . . . .      12.26          .56          (.83)         (.27)         .23         .05        .28

TARGET MATURITY 2010
4/30/96* to 12/31/96 . .      10.00          .26           .90           1.16          --          --         --

UTILITIES INCOME
11/15/93* to 12/31/93  .      10.00          .01          (.07)         (.06)          --          --         --
1994 . . . . . . . . . .       9.94          .24          (.96)         (.72)         .03          --        .03
1995 . . . . . . . . . .       9.19          .28          2.46           2.74         .19          --        .19
1996 . . . . . . . . . .      11.74          .32           .78           1.10         .27          --        .27




*     Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
++    December 31, 1996.
+++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.
(a) Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------


     $10.37       5.21(a)      $  3,946          --        .99(a)    3.43(a)    (2.43)(a)       29          $  N/A
      11.87      15.24            8,653        1.70        .75       2.27         .18           70             N/A
      11.37      (1.13)          12,246        1.03       1.55       1.38        1.20           36             N/A
      13.74      22.17           21,009        1.14        .97       N/A          N/A           37             N/A
      13.51      (1.29)          31,308        1.03       1.22       N/A          N/A           36             N/A
      15.58      18.70           41,012        1.02       1.42       N/A          N/A           45             N/A
      17.19      15.23           57,955        1.12       1.25       N/A          N/A           67           .0093


      10.53       8.91(a)         4,707         .23(a)    6.16(a)     .93(a)     5.46(a)        72             N/A
      10.95      10.93           10,210         .35       6.32        .85        5.82           64             N/A
      10.31      (3.53)          11,602         .37       6.61        .92        6.06           15             N/A
      11.73      19.69           16,262         .51       6.80        .91        6.40           26             N/A
      11.36       2.84           16,390         .60       6.47        .88        6.19           19             N/A


      12.26      22.60            9,860         .04(a)    6.25(a)     .87(a)     5.42(a)        28             N/A
      11.71      (2.16)          14,647         .60       6.05        .82        5.83           13             N/A


      11.16      11.60            2,195         .60(a)    6.05(a)     .98(a)     5.67(a)         0             N/A


       9.94      (4.66)(a)          494      --           1.46(a)    3.99(a)    (2.52)(a)        0             N/A
       9.19      (7.24)           4,720         .17       4.13        .95        3.35           31             N/A
      11.74      30.26           14,698         .41       4.23        .91        3.73           17             N/A
      12.57       9.57           24,108         .60       3.48        .86        3.22           45           .0707

                       INVESTMENT OBJECTIVES AND POLICIES

BLUE CHIP FUND

     BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.


     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. S&P 500 companies tend to be the companies with larger capitalizations and histories of payment of dividends. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.


     The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

CASH MANAGEMENT FUND

      CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      CASH MANAGEMENT FUND invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

      CASH MANAGEMENT FUND also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities ("Municipal Instruments"). See "Description of Certain
Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.


      CASH MANAGEMENT FUND may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier

Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the **securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).


DISCOVERY FUND

      DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

      The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."


      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

GOVERNMENT FUND

      GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

      The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

      The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.

      For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

GROWTH FUND

      The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the New York Stock Exchange ("NYSE"). The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.

HIGH YIELD FUND

      HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."

      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.

      The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.

      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.


      The dollar weighted average of credit ratings (based on ratings by Moody's) of all bonds held by the Fund during the 1996 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

                                                   COMPARABLE QUALITY OF
                                                   UNRATED SECURITIES TO
                    RATED BY MOODY'S              BONDS RATED BY MOODY'S
      Ba                  9.94%                           0.0%
      B                  73.88                            0.16
      Caa                 0.46                            1.96
                       -------                          ------
      Total              84.28%                           2.12%



INTERNATIONAL SECURITIES FUND

      INTERNATIONAL SECURITIES FUND primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

      The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies. See the SAI for further information concerning these securities.

INVESTMENT GRADE FUND

      INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

      The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND

      TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

      TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity consistent with the preservation of capital.

      Each Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007 and, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010. December 31, 2007 and December 31, 2010 are herein collectively referred to as the "Maturity Date." On the Maturity Date, each Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

      Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

      Each Fund primarily  will purchase three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.

      Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for TARGET MATURITY 2007 FUND, zero coupon securities maturing beyond 2007, and, for TARGET MATURITY 2010 FUND, zero coupon securities maturing beyond 2010; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

UTILITIES INCOME FUND

      The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utility companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."



The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

      GENERAL. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

      AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND and DISCOVERY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. INTERNATIONAL SECURITIES FUND and GROWTH FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by each of the above Funds, as appropriate.

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      DEBT  SECURITIES--RISK  FACTORS.  The market value of debt  securities  is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      FOREIGN SECURITIES--RISK FACTORS. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because none of these Funds intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. Risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      INTERNATIONAL SECURITIES FUND'S and DISCOVERY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      HIGH YIELD SECURITIES--RISK FACTORS. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           EFFECT OF INTEREST RATE AND ECONOMIC  CHANGES.  High Yield Securities
rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

           THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

           CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

           LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

      MORTGAGE-BACKED SECURITIES

         Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

         GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

           COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which GOVERNMENT FUND may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

           STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

           RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile and even less liquid.

      PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      RESTRICTED AND ILLIQUID SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, may invest up to 15% of its net assets in illiquid securities. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser, as applicable, has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

      TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal or interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services

      Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      UTILITIES INDUSTRY-RISK FACTORS. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

      Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

      Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

      VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of both the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

OTHER INVESTMENT POLICIES -- PORTFOLIO TURNOVER


      The increase in interest rates during 1996 caused the GOVERNMENT FUND'S portfolio to be restructured during the year. In particular, increasing rates decreased prepayments on mortgage-backed securities, causing their durations to increase. In order to offset the increase in duration, the GOVERNMENT FUND adjusted its holdings in mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1996 of 199%. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The TARGET MATURITY 2010 FUND currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES


      Investments in a Fund are only available through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                              HOW TO REDEEM SHARES

      Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays,
(b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

      BOARD OF TRUSTEES. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for INTERNATIONAL SECURITIES FUND and GROWTH Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First

Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1996, the advisory fees were 0.75% of average daily net assets for each of BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND and INTERNATIONAL SECURITIES FUND, 0.60% of average daily net assets, net of waiver, for each of CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND and UTILITIES INCOME FUND and 0.40% of average daily net assets for TARGET MATURITY 2010 FUND.


      SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund, on behalf of INTERNATIONAL SECURITIES FUND and GROWTH FUND, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES FUND and GROWTH FUND, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC held investment management authority with respect to approximately $133 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 84 registered investment companies or series of such companies, with net assets of approximately $90 billion as of December 31, 1996. WMC is not affiliated with the Adviser or any of its affiliates.

      For the fiscal year ended December 31, 1996, the Subadviser's fees amounted to 0.31% of GROWTH FUND's average daily net assets and 0.40% of INTERNATIONAL SECURITIES FUND's average daily net assets, all of which was paid by the Adviser and not by the Funds.


      PORTFOLIO MANAGERS. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the DISCOVERY FUND since 1988. Since February 1997, the BLUE CHIP FUND has been co-managed by Ms. Poitra and Dennis T. Fitzpatrick. From October 1994 to February 1997, Ms. Poitra had primary responsibility for the day-to-day management of the BLUE CHIP FUND. Ms. Poitra and Mr. Fitzpatrick also co-manage the Blue Chip Fund of Executive Investors Trust and the Blue Chip Fund of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Special Situations Fund and the equity portion of the Total Return Fund, series of First Investors Series Fund, and the U.S.A. Mid-Cap Opportunity Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.

      George V. Ganter has been Portfolio Manager for HIGH YIELD FUND since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. He has been Portfolio Manager for First Investors Special Bond Fund, Inc. since 1986 and Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund since 1989.

      Margaret R. Haggerty is Portfolio Manager for UTILITIES INCOME FUND. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

      Nancy Jones has been Portfolio Manager for INVESTMENT GRADE FUND since its inception in 1992. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been Portfolio Manager for Investment Grade Fund of First Investors Series Fund since its inception in 1991 and has managed the fixed income corporate securities portion of Total Return Fund of First Investors Series Fund since 1992.

      Since  August  1995,  WMC's  Growth  Investment  Team,  a group of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the GROWTH FUND.

      Since October 1995, Clark D. Wagner has been primarily responsible for the day-to-day management of the GOVERNMENT FUND and the TARGET MATURITY 2007 FUND. Mr. Wagner has also been primarily responsible for the day-to-day management of TARGET MATURITY 2010 FUND since its inception in 1996. Since he joined FIMCO in 1991, Mr. Wagner has been Portfolio Manager for all of the First Investors municipal bond funds. Mr. Wagner also is responsible for the day-to-day management of First Investors Government Fund, Inc. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

      Since April 1, 1994, INTERNATIONAL SECURITIES FUND has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstad was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of

      Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The investments in CASH MANAGEMENT FUND, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared and paid annually by each Fund, other than CASH MANAGEMENT FUND. Dividends from net investment income are generally declared daily and paid monthly by CASH MANAGEMENT FUND. For the purposes of determining dividends, the net investment income of each Fund, other than CASH MANAGEMENT FUND, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of CASH MANAGEMENT FUND consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which does not anticipate realizing any such gain. INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

      Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B and C for information as to the tax status of those accounts and the holders of the Contracts or Policies.

      Each  Fund  intends  to  continue  to  comply  with  the   diversification
requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B and C -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B and C -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B and C.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into eleven separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

      PERFORMANCE. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS


Financial Highlights......................................................   4
Investment Objectives and Policies........................................  11
How to Buy Shares.........................................................  31
How to Redeem Shares......................................................  31
Management................................................................  31
Determination of Net Asset Value..........................................  33
Dividends and Other Distributions.........................................  34
Taxes.....................................................................  34
General Information.......................................................  35
Appendix A................................................................  36



INVESTMENT ADVISER                        CUSTODIANS
First Investors Management                The Bank of New York
  Company, Inc.                           48 Wall Street
95 Wall Street                            New York, NY  10286
New York, NY  10005
                                          Brown Brothers
SUBADVISER                                   Harriman & Co.
Wellington Management                     40 Water Street
  Company, LLP                            Boston, MA  02109
75 State Street
Boston, MA  02109                         AUDITORS
                                          Tait, Weller & Baker
TRANSFER AGENT                            Two Penn Center Plaza
Administrative Data                       Philadelphia, PA  19102-1707
  Management Corp.
581 Main Street                           LEGAL COUNSEL
Woodbridge, NJ  07095-1198                Kirkpatrick & Lockhart LLP
                                          1800 Massachusetts Avenue, N.W.
                                          Washington, D.C.  20036



This Prospectus is intended to constitute an offer by Life Series Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by Life Series Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Life Series Fund
-----------------------
Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund


Prospectus

----------------------------

April 30, 1997


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side.


FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


LIFE325

                        FIRST INVESTORS LIFE SERIES FUND

95 WALL STREET                                                   (212) 858-8200
NEW YORK, NEW YORK  10005


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1997



         This is a Statement of Additional Information for First Investors Life Series Fund ("Life Series Fund") an open-end, diversified management investment company consisting of eleven separate investment portfolios (each, a "Fund," and collectively, the "Funds"). The objectives of each of the Funds is set forth in the Prospectus. There can be no assurance that any Fund will achieve its investment objective. Investments in the Funds are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, also are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C pool these proceeds to purchase shares of the Fund designated by purchasers of the Policies or Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C.


         This Statement of Additional Information is not a prospectus. It should be read in connection with Life Series Fund's Prospectus dated April 30, 1997, which may be obtained free of cost from the Funds at the address or telephone number noted above.



                                TABLE OF CONTENTS

                                                                       Page

Investment Policies...................................................    2
Hedging and Option Income Strategies..................................    7
Investment Restrictions...............................................   17
Trustees and Officers.................................................   19
Management............................................................   21
Determination of Net Asset Value......................................   24
Allocation of Portfolio Brokerage.....................................   25
Emergency Pricing Procedures .........................................   26
Taxes.................................................................   27
General Information...................................................   29
Appendix A............................................................   30
Appendix B............................................................   31
Financial Statements..................................................   32


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                               INVESTMENT POLICIES

         CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

         CONVERTIBLE SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND, may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), or, for GROWTH FUND and INTERNATIONAL SECURITIES FUND, their subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC") will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         FOREIGN GOVERNMENT OBLIGATIONS. HIGH YIELD FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by a Fund; a Fund pays only reasonable custodian fees in connection with the loan; and the Adviser or the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Each Fund may make loans, together with illiquid securities, not in excess of 10% of its total assets.


         MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, GOVERNMENT FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND and UTILITIES INCOME FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by



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monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and a Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.


         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

                  GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

                  GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

                  LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

                  YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and


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the issuer.  The coupon rate by itself,  however,  does not  indicate  the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

                  FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

                  FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

         REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal


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Reserve  System or securities  dealers who are members of a national  securities exchange or are market makers in government securities. GOVERNMENT FUND may enter into repurchase agreements only where the debt instrument subject to the agreement is a U.S. Government Obligation (as defined in the Prospectus). The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

         RESTRICTED AND ILLIQUID SECURITIES. No Fund, other than CASH MANAGEMENT FUND, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which Life Series Fund's Board of Trustees or the Adviser or Subadviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to each Fund's limitation on illiquid securities. Where registration is required a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


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         Rule  144A  under the 1933 Act  establishes  a "safe  harbor"  from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         STRIPPED U.S. TREASURY SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles a Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

         WARRANTS. HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. INTERNATIONAL SECURITIES FUND may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

         WHEN-ISSUED SECURITIES. GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND may each invest up to 5% of their net assets in securities issued on a when-issued or delayed delivery basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund


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will pay for the securities  from available  cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.


         PORTFOLIO TURNOVER. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or the Subadviser investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover generally leads to transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions." The rate of portfolio turnover for the fiscal year ended December 31, 1995 for the BLUE CHIP FUND, DISCOVERY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND and UTILITIES INCOME FUND was 26%, 78%, 198%, 64%, 57%, 45%, 26%, 28% and 17%,
respectively. The rate of portfolio turnover for the fiscal year ended December 31, 1996 for the BLUE CHIP FUND, DISCOVERY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND And UTILITIES INCOME FUND was 45%, 98%, 199%, 49%. 34%. 67%, 19%, 13% and 45%, respectively. TARGET MATURITY 2010 FUND currently does not expect its annual rate of portfolio turnover to exceed 100%


                      HEDGING AND OPTION INCOME STRATEGIES

         The Subadviser may engage in certain options and futures strategies to hedge INTERNATIONAL SECURITIES FUND's portfolio and in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and may engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by Life Series Fund's Board of Trustees to govern the Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

         INTERNATIONAL SECURITIES FUND may buy and sell put and call options on stock indices, domestic or foreign securities and foreign currencies that are traded on national securities exchanges or in the over-the-counter ("OTC") market to enhance income or to hedge the Fund's portfolio. INTERNATIONAL SECURITIES FUND also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of

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securities (or currencies) it intends to purchase. INTERNATIONAL SECURITIES FUND also may purchase put and call options to offset previously written put and call options of the same series. INTERNATIONAL SECURITIES FUND also may write put and call options to offset previously purchased put and call options of the same series. Other than to offset closing transactions, INTERNATIONAL SECURITIES FUND will write only covered call options, including options on futures contracts.

         INTERNATIONAL SECURITIES FUND may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on stock indices, financial indices, debt securities or foreign currencies. INTERNATIONAL SECURITIES FUND also may enter into forward currency contracts.

         Participation in the options or futures markets involves investment risks and transaction costs to which INTERNATIONAL SECURITIES FUND would not be subject absent the use of these strategies. If the Subadviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2)
imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

         COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Fund will not use leverage in its hedging and option income strategies. The Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS STRATEGIES. INTERNATIONAL SECURITIES FUND may purchase call options on securities that the Subadviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss on the option strategy to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         INTERNATIONAL SECURITIES FUND may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Subadviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund, and therefore subject to the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities." In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         INTERNATIONAL SECURITIES FUND may purchase put and call options and write covered call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which the Fund invests.

         INTERNATIONAL SECURITIES FUND may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Subadviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the opposite party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS. INTERNATIONAL SECURITIES FUND may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency, and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the Subadviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         OPTIONS GUIDELINES. In view of the risks involved in using options, Life Series Fund's Board of Trustees has adopted non-fundamental investment guidelines to govern the Fund's use of options that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Subadviser believes that there exists a liquid secondary market in such options; and (2) the Fund may not purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by the Fund, exceeds 5% of the Fund's total assets. This policy does not limit risk to 5% of the Fund's assets.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. INTERNATIONAL SECURITIES FUND may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities or currencies under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index, security or currency and the market value of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security, stock index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, stock index or currency and general market conditions. For this reason, the successful use of options depends upon the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

         Options normally have expiration dates of up to nine months. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Stock index options are settled exclusively in cash. If the Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

         The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES STRATEGIES. INTERNATIONAL SECURITIES FUND may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Subadviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Subadviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Fund also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options or write call options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities.

         INTERNATIONAL SECURITIES FUND may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

         INTERNATIONAL SECURITIES FUND may purchase a call option on a stock index future to hedge against a market advance in equity securities that the Fund plans to purchase at a future date. The Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. The Fund also may purchase put options on stock index futures contracts.

         INTERNATIONAL SECURITIES FUND may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         INTERNATIONAL SECURITIES FUND may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, INTERNATIONAL SECURITIES FUND must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, INTERNATIONAL SECURITIES FUND will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to INTERNATIONAL SECURITIES FUND because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

         FUTURES GUIDELINES. In view of the risks involved in using futures strategies described above, the Board of Trustees has adopted non-fundamental investment guidelines to govern the Fund's use of such investments that may be modified by the Board without shareholder vote. In the event that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the Fund's net assets. This does not limit the Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of the Fund's portfolio.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, INTERNATIONAL SECURITIES FUND is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts..

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by INTERNATIONAL SECURITIES FUND of futures contracts and related options will depend upon the Subadviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities or currencies being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities or currencies, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund intends to purchase or sell futures contracts and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities or currencies being hedged.

         The Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         FORWARD CURRENCY CONTRACTS. INTERNATIONAL SECURITIES FUND may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

         INTERNATIONAL SECURITIES FUND may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date of which such payments are made or received.

         INTERNATIONAL SECURITIES FUND also may use forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that its Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered, the Fund will enter into a forward contract only if the Fund maintains cash assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

         At or before the maturity date of a forward contract requiring INTERNATIONAL SECURITIES FUND to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Life Series Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of Life Series Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

                  (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.

                  (2) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the INTERNATIONAL SECURITIES FUND's use of options, futures contracts or options on futures contracts.

                  (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, Life Series Fund's Board of Trustees may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize a Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser or Subadviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.

                  (4) Purchase, with respect to only 75% of a Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

                  (5) Purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities); provided, however, that INTERNATIONAL SECURITIES FUND may make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

                  (6)     Make short sales of securities.

                  (7) Buy or sell puts, calls, straddles or spreads, except, as to INTERNATIONAL SECURITIES FUND, with respect to options on securities, securities indices and foreign currencies or on futures contracts.

                  (8) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                  (9) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

                  (10) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations; provided, however, a Fund may invest in securities secured by real estate or interests in real estate, and INTERNATIONAL SECURITIES FUND may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

                  (11) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of a Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         The following investment restrictions are not fundamental and can be changed without prior shareholder approval:

         1. A Fund will not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of Life Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. A Fund will not purchase any security if, as a result, more than 15% (10% for CASH MANAGEMENT FUND) of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         3. Fundamental investment restriction (4)(a) above shall apply to 100% of CASH MANAGEMENT FUND'S assets.

                              TRUSTEES AND OFFICERS

         The following table lists the Trustees and executive officers of Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (71), President and Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors
Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").



ROGER L. GRAYSON* (40), Trustee, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

KATHRYN S. HEAD*+ (41), Trustee, 581 Main Street, Woodbridge, NJ 07095. President, FICC, EIMCO, ADM and FIMCO; Vice President, Chief Financial Officer and Trustee, FIC and EIC; President and Trustee, First Financial Savings Bank, S.L.A.

REX R. REED (75), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (75), Trustee, 145 Elm Drive, Roslyn, NY 11576. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN (65), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.


JAMES M. SRYGLEY (64), Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (65), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (67), Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (39), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (62), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.



* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
+     Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


         All of the officers and Trustees hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation, School Financial Management Services, Inc. and Specialty Insurance Group, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation, Route 33 Realty Corporation and Specialty Insurance Group, Inc.


         The following table lists compensation paid to the Trustees by Life Series Fund for the fiscal year ended December 31, 1996.


                                         PENSION OR
                                         RETIREMENT           ESTIMATED       TOTAL COMPENSATION
                        AGGREGATE        BENEFITS ACCRUED     ANNUAL          FROM FIRST INVESTORS
                        COMPENSATION     AS PART OF FUND      BENEFITS UPON   FAMILY OF FUNDS PAID TO
TRUSTEE**               FROM FUND*       EXPENSES             RETIREMENT      TO TRUSTEES*

 James J. Coy***             $2,400                 $-0-           $-0-                  $37,200
 Roger L. Grayson               -0-                  -0-            -0-                      -0-
 Glenn O. Head                  -0-                  -0-            -0-                      -0-
 Kathryn S. Head                -0-                  -0-            -0-                      -0-
 Rex R. Reed                  2,400                  -0-            -0-                   37,200
 Herbert Rubinstein           2,400                  -0-            -0-                   37,200
 James M. Srygley             2,200                  -0-            -0-                   34,100
 John T. Sullivan               -0-                  -0-            -0-                      -0-
 Robert F. Wentworth          2,400                  -0-            -0-                   37,200



* Compensation to officers and interested Trustees of the Life Series Fund is paid by the Adviser. In addition, compensation to non-interested Trustees of the Life Series Fund is currently voluntarily paid by the Adviser.
**    Nancy Schaenen was not a Trustee in 1996.
*** On March 27, 1997 Mr. Coy resigned as a Trustee of the Life Series Fund. Mr. Coy did not resign due to a disagreement with the Life Series Fund's management on any matter relating to the Life Series Fund's operations, policies or practices. Mr. Coy currently serves as an emeritus Trustee.



                                   MANAGEMENT

         ADVISER. Investment advisory services to the Funds are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the shareholders of each Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and each Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Life Series Fund and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the applicable Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of that Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                                                         Annual
Average Daily Net Assets                                                  Rate

Up to $250 million.................................................       0.75%
In excess of $250 million up to $500 million.......................       0.72
In excess of $500 million up to $750 million.......................       0.69
Over $750 million..................................................       0.66


         The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Richard Guinnessey and Clark D. Wagner. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         For the fiscal year ended December 31, 1994, BLUE CHIP FUND's advisory fees were $286,413, CASH MANAGEMENT FUND's advisory fees were $12,024, net of a waiver of $17,258, DISCOVERY FUND's advisory fees were $194,546, GOVERNMENT FUND's advisory fees were $27,509, net of a waiver of $31,440, GROWTH FUND's advisory fees were $218, 813, HIGH YIELD FUND's advisory fees were $236,209, INTERNATIONAL SECURITIES FUND's advisory fees were $202,739, INVESTMENT GRADE FUND's advisory fees were $38,655, net of a waiver of $44,177 and UTILITIES INCOME FUND's advisory fees were $4,772, net of a waiver of $16,163.

         For the fiscal year ended December 31, 1995, BLUE CHIP FUND's advisory fees were $399,774, CASH MANAGEMENT FUND's advisory fees were $14,398, net of a waiver of $16,454, DISCOVERY FUND's advisory fees were $301,852, GOVERNMENT FUND's advisory fees were $31,084, net of a waiver of $35,526, GROWTH FUND's advisory fees were $311,003, HIGH YIELD FUND's advisory fees were $279,016, INTERNATIONAL SECURITIES FUND's advisory fees were $262,203, INVESTMENT GRADE FUND's advisory fees were $48,182, net of a waiver of $55,066, TARGET MATURITY 2007 FUND's advisory fees were $25,339, all of which were waived, and UTILITIES INCOME FUND's advisory fees were $31,583, net of a waiver of $36,095.

         For the fiscal year ended December 31, 1996, BLUE CHIP FUND's advisory fees were $611,681, CASH MANAGEMENT FUND's advisory fees were $23,439, net of a waiver of $5,860, DISCOVERY FUND's advisory fees were $450,910, GOVERNMENT FUND's advisory fees were $54,997, net of a waiver of $13,749, GROWTH FUND's advisory fees were $475,966, HIGH YIELD FUND's advisory fees were $338,303, INTERNATIONAL SECURITIES FUND's advisory fees were $364,115, INVESTMENT GRADE FUND's advisory fees were $96,305, net of a waiver of $24,076, TARGET MATURITY 2007 FUND's advisory fees were $73,502, net of a waiver of

$18,376; TARGET MATURITY 2010 FUND's advisory fees were $5,014, net of a waiver of $1,254 and UTILITIES INCOME FUND's advisory fees were $119,506, net of a waiver of $29,876. For the fiscal year ended December 31, 1996, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND in the amounts of $13,789, $16,241, $17,099, $7,472, $1,736 and $13,043, respectively.

         SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund as the investment subadviser to INTERNATIONAL SECURITIES FUND and GROWTH FUND under a subadvisory agreement dated June 13, 1994 ("Subadvisory Agreement"). The Subadvisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of Independent Trustees in person at a meeting called for such purpose and by a majority of the shareholders of INTERNATIONAL SECURITIES FUND and GROWTH FUND.

         The Subadvisory Agreement provides that it will continue, with respect to a Fund, for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board of Trustees or a majority of the outstanding voting securities of that Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically, with respect to a Fund, if assigned or upon the termination of the Advisory Agreement, and that it may be terminated without penalty by the Board of Trustees or a vote of a majority of the outstanding voting securities of that Fund, upon not more than 60 days' written notice, or by the Adviser or Subadviser on not more than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of each Fund up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee is calculated separately for each Fund. The Subadviser voluntarily has agreed to waive its fees on the first $50 million of the daily net assets of GROWTH FUND to an annual rate of 0.325%. The Adviser will retain the portion of those fees waived by the Subadviser.


         For the fiscal year ended December 31, 1994, the Subadviser received $108,127 for its services with respect to the INTERNATIONAL SECURITIES FUND and $116,700 for its services with respect to the GROWTH FUND. For the fiscal year ended December 31, 1995, the Subadviser received $139,842 for its service with respect to INTERNATIONAL SECURITIES FUND and $141,153 for its services with respect to GROWTH FUND. For the fiscal year ended December 31, 1996, the Subadviser received $192,042 for its services with respect to the INTERNATIONAL SECURITIES FUND and $199,147 for its services with respect to the GROWTH FUND.

                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is primarily traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. securities traded in the over-the counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the closing bid and asked prices. The U.S. Government securities in which the Funds invest are traded primarily in the OTC markets. In the absence of market quotations, a Fund will determine the value of bonds based upon quotes furnished by market makers, if available, or in accordance with the procedures described herein. In that connection, the Board of Trustees has determined that a Fund may use an outside pricing service. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Trustees determines that such valuation does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect

         The CASH MANAGEMENT FUND values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

         The Board of Trustees of Life Series Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         Purchases and sales of portfolio securities by TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, INVESTMENT GRADE FUND, GOVERNMENT FUND and HIGH YIELD FUND generally are principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased directly from an issuer, in which no commissions or discounts are paid. Fixed income securities are generally purchased on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

         A Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq Stock Market but are traded in the OTC market. A Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, a Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.


         In effecting portfolio transactions, the Adviser or the Subadviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser or the Subadviser by such member or broker. In addition, upon the instruction of the Board of Trustees of Life Series Fund, the Adviser or the Subadviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments. The Adviser or the Subadviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser or the Subadviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.


         The Adviser or the Subadviser may combine transaction orders placed on behalf of any of the Funds, any other fund in the First Investors Group of Funds, and any Fund of Executive Investors Trust and First Investors Life, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees.

         Brokerage commissions for the fiscal year ended December 31, 1994 are as follows: BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, DISCOVERY FUND and UTILITIES INCOME FUND paid $96,570, $69,494, $34,423 and $14,811, respectively, in brokerage commissions. GROWTH FUND paid $37,740 in brokerage commissions. Of that amount $7,571 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $4,437,997. HIGH YIELD FUND paid $586 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $16,600. For the same period, all other Fund of Life Series Fund did not pay brokerage commissions.

         Brokerage commissions for the fiscal year ended December 31, 1995 are as follows: BLUE CHIP FUND paid $57,716 in brokerage commissions. Of that amount, $32,661 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $18,258,789. INTERNATIONAL SECURITIES FUND paid $103,347 in brokerage commissions, none of which was paid to brokers who furnished research services. DISCOVERY FUND paid $58,774 in brokerage commissions. Of that amount, $30,757 was in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $12,229,787. GROWTH FUND paid $70,984 in brokerage commissions. Of that amount, $51,652 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $31,898,514. UTILITIES INCOME FUND paid $23,084 in brokerage commissions. Of that amount, $11,949 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $4,773,646. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.


         Brokerage commissions for the fiscal year ended December 31, 1996 are as follows: BLUE CHIP FUND paid $107,473 in brokerage commissions. Of that amount, $46,425 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $26,460,832. INTERNATIONAL SECURITIES FUND paid $192,286 in brokerage commissions. Of that amount, $4,302 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $2,972,468. DISCOVERY FUND paid $98,732 in brokerage commissions. Of that amount, $50,064 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $19,630,693. GROWTH FUND paid $70,083 in brokerage commissions. Of that amount, $10,277 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $8,999,871. HIGH YIELD FUND paid $418 in brokerage commissions, all of which was in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $125,354. UTILITIES INCOME FUND paid $55,051 in brokerage commissions. Of that amount, $13,900 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,966,660. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

                          EMERGENCY PRICING PROCEDURES.

         In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the case of a mail  order,  the order will be
considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus; and

                           (b) In the case of a wire  order,  including a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.


                                      TAXES

         Each Fund is treated as a separate corporation for Federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND, DISCOVERY FUND and HIGH YIELD FUND ("Foreign Funds"), net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for the Foreign Funds, foreign currencies, or other income (including for INTERNATIONAL SECURITIES FUND, gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or, for the Foreign Funds, those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or, for the Foreign Funds, foreign currencies (or options, futures or forward contracts thereon) that are not directly related to its principal business of investing in securities (or, for INTERNATIONAL SECURITIES FUND, options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and interest received by the Foreign Funds may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each of INTERNATIONAL SECURITIES FUND and DISCOVERY FUND may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the Foreign Funds invest in a PFIC and elect to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, a Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain were not received by a Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Pursuant to proposed regulations, open-end RICs, such as Life Series Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         For INTERNATIONAL SECURITIES FUND and DISCOVERY FUND, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) will qualify as permissible income under the Income Requirement. However, income from such a Fund's disposition of foreign currencies that are not directly to its principal business of investing in securities will be subject to the Short-Short Limitation if they are held for less three months.

         HIGH YIELD FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND may acquire zero coupon securities issued with original issue discount. As a holder of those securities, each Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, each Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from each Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or options, futures or certain forward contracts or foreign currency positions held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         INTERNATIONAL SECURITIES FUND'S use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and, in the case of the Foreign Funds, gains from options, futures and forward currency contracts derived by INTERNATIONAL SECURITIES FUND with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from that Fund's disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies (in the case of a Foreign Fund), and options, futures and forward contracts on foreign currencies (in the case of INTERNATIONAL SECURITIES FUND that are not directly related to its principal business of investing in securities, also will be subject to the Short-Short Limitation if they are held for less than three months.

         If INTERNATIONAL SECURITIES FUND satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging strategies, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options, futures, forward contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               GENERAL INFORMATION

         AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants. Shareholders receive semi-annual and annual reports of the Fund, including audited financial statements, and a list of securities owned.

         SHAREHOLDER LIABILITY. Life Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Life Series Fund. The Declaration of Trust however, contains, an express disclaimer of shareholder liability for acts or obligations of Life Series Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Life Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Life Series Fund of any shareholder held personally liable for the obligations of Life Series Fund. The Declaration of Trust also provides that Life Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Life Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Life Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Life Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Life Series Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must have duplicate statements and transactions confirmations reviewed by a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.


                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

         Standard & Poor's Rating Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.


                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                              Financial Statements
                             as of December 31, 1996



Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on March 7, 1997 (Accession Number: 0000928816-97-000071.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

    (a)  Financial Statements:

        Financial Statements are set forth in Part B, Statement of Additional Information.

    (b)      Exhibits:

             (1)/3/     Declaration of Trust

             (2)/3/     By-laws

             (3)        Not Applicable

             (4) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Declaration of Trust dated June 12, 1985, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as
                        Exhibit 99.B2 to Registrant's Registration Statement

             (5)a./1/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc., including form of Schedule A for Zero Coupon 2007 Series

                b./1/ Subadvisory Agreement relating to International Securities Series and Growth Series

             (6)        Not Applicable

             (7)        Not Applicable

             (8)a./4/ Custodian Agreement between Registrant and Irving Trust Company

                b./4/ Custodian Agreement between Registrant and Brown Brothers Harriman & Co. relating to International Securities Fund

                c./4/ Custodian Agreement between Registrant and Brown Brothers Harriman & Co. relating to Total Return Fund

                d./4/ Supplement to Custodian Agreement between Registrant and The Bank of New York

             (9)/4/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

             (10)/2/    Opinion of Counsel

             (11)a.     Consent of independent accountants

                 b./3/  Powers of Attorney

             (12)       Not Applicable

             (13)/5/    Undertakings

             (14)       Not Applicable

             (15)       Not Applicable

             (16)       Not Applicable

             (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

             (18)       Not Applicable

----------

/1/ Incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-98409) filed with the Commission on February 15, 1995.
/2/ Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ending December 31, 1996 filed with the Commission on February 27, 1997.
/3/ Incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No. 2-98409) filed with the Commission on October 2, 1995.
/4/ Incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-98409) filed with the Commission on February 14, 1996.
/5/ Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 2-98409) filed with the Commission on October 21, 1996.


Item 25.  Persons Controlled by or under common control with Registrant

          There are no persons controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities


                                                               Number of
                                                         Record Holders as of
                 Title of Class                            October 11, 1996
             ---------------------                       --------------------
                   Shares of
             Beneficial Interest,
                 no par value

             Investment Grade Fund                               2
             Government Fund                                     2
             Cash Management Fund                                2
             Discovery Fund                                      2
             Growth Fund                                         2
             High Yield Fund                                     2
             Blue Chip Fund                                      2
             International Securities Fund                       2
             Utilities Income Fund                               2
             Target Maturity 2007 Fund                           1
             Target Maturity 2010 Fund                           1


Item 27.  Indemnification

    Article XI, Section 2 of Registrant's Declaration of Trust provides as follows:

             "Section 2.

    (a)      Subject to the exceptions and limitations contained in Section
(b) below:

    (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

    (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (b)      No indemnification shall be provided hereunder to a Covered Person:

    (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

    (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

             (A)         by the court or other body approving the settlement; or

             (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

             (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2."

             The general effect of this Indemnification will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a Trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office.

    The Registrant's Investment Advisory Agreement provides as follows:

    The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Item 28(a).  Business and Other Connections of Investment Adviser

    First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

    First Investors Cash Management Fund, Inc.
    First Investors Series Fund
    First Investors Fund For Income, Inc.
    First Investors Government Fund, Inc.
    First Investors High Yield Fund, Inc.
    First Investors Insured Tax Exempt Fund, Inc.
    First Investors Global Fund, Inc.
    First Investors Multi-State Insured Tax Free Fund
    First Investors New York Insured Tax Free Fund, Inc.
    First Investors Special Bond Fund, Inc.
    First Investors Tax-Exempt Money Market Fund, Inc.
    First Investors U.S. Government Plus Fund
    First Investors Series Fund II, Inc.

    Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Trustees and Officers."

         (b)  Business and Other Connections of Subadviser.

         Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).


Item 29.  Principal Underwriters

              Not applicable

Item 30.  Location of Accounts and Records

             Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodians, The Bank of New York, 48 Wall Street, New York, NY 10286, and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.

Item 31.     Management Services

                      Inapplicable

Item 32.     Undertakings

        The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement, Subadvisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meet all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 16th day of April, 1997.


                                                 FIRST INVESTORS LIFE
                                                 SERIES FUND
                                                 (Registrant)


                                                 By:  /s/ Glenn O. Head
                                                      ----------------
                                                      Glenn O. Head
                                                      President and Trustee

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/Glenn O. Head                   Principal Executive           April 16, 1997
-------------------------          Officer and Trustee
Glenn O. Head

/s/Joseph I. Benedek               Principal Financial           April 16, 1997
-------------------------          and Accounting Officer
Joseph I. Benedek

          *                        Trustee                       April 16, 1997
-------------------------
Kathryn S. Head

          *                        Trustee                       April 16, 1997
-------------------------
Roger L. Grayson

          *                        Trustee                       April 16, 1997
-------------------------
Herbert Rubinstein

          *                        Trustee                       April 16, 1997
-------------------------
Nancy Schaenen

          *                        Trustee                       April 16, 1997
-------------------------
James M. Srygley

          *                        Trustee                       April 16, 1997
-------------------------
John T. Sullivan

          *                        Trustee                       April 16, 1997
-------------------------
Rex R. Reed

          *                        Trustee                       April 16, 1997
-------------------------
Robert F. Wentworth


*By:     /s/Larry R. Lavoie
         ------------------
         Larry R. Lavoie
         Attorney-in-fact

                                INDEX TO EXHIBITS


Exhibit
Number                        Description
-------                       -----------

99.B11.1                      Consent of Independent Accountants
99.B11.2                      Power of Attorney
27.01                         FDS - High Yield Fund
27.02                         FDS - Discovery Fund
27.03                         FDS - Blue Chip Fund
27.04                         FDS - Growth Fund
27.05                         FDS - Cash Management Fund
27.06                         FDS - International Securities Fund
27.07                         FDS - Government Fund
27.08                         FDS - Investment Grade Fund
27.09                         FDS - Utilities Income Fund
27.10                         FDS - Target Maturity 2007 Fund
27.11                         FDS - Target Maturity 2010 Fund